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                                                                   EXHIBIT 23.01


                              ARTHUR ANDERSEN LLP



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 2-70035, 33-14288 and 33-83156.


                                              /s/ ARTHUR ANDERSEN LLP
                                              ------------------------------
                                              ARTHUR ANDERSEN LLP


Orange County, California
June 25, 1998